UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 24, 2007

YARDVILLE NATIONAL BANCORP
(Exact Name of Issuer as Specified in Charter)

NEW JERSEY (State or Other Jurisdiction of Incorporation or Organization)	000-26086 (Commission File Number)	22-2670267 (I.R.S. Employer Identification Number)

2465 KUSER ROAD, HAMILTON, NEW JERSEY 08690
(Address of Principal Executive Offices)

(609) 585-5100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2007, the Board of Directors of Yardville National Bank, referred to as the “Bank,” upon the recommendation of the Compensation Committee of the Board of Directors of Yardville National Bancorp, referred to as the “Company,” approved the following actions with respect to the compensation of the Company’s principal executive officer, principal financial officer and the named executive officers identified in the table below. The board, upon the recommendation of the committee, fixed base salaries for 2007, as well as the amounts of certain non-equity incentive plan compensation with respect to the year ended December 31, 2006. The payment of only a portion of the incentive plan compensation was approved, while discretionary authority was exercised to make the payment of the balance of the incentive plan compensation contingent upon the achievement of additional performance targets by December 31, 2007.

On March 30, 2007, the Company filed its Annual Report on Form 10-K, reporting, among other things, its financial results for the year ended December 31, 2006. The financial results reported in the Company’s Annual Report on Form 10-K were revised from those previously reported in the Company’s January 30, 2007 press release and Current Report on Form 8-K filed February 1, 2007. As a result of the revisions to the financial results, it was determined that certain 2006 Company performance targets which the compensation committee and board understood had been met when non-equity incentive plan compensation had been fixed were not met. Accordingly, the approved payments of incentive plan compensation and the amounts of the contingent awards were reduced to reflect the revised financial results.

The following table sets forth opposite the names of such officers their respective 2007 base salaries and the reduced payments of incentive plan compensation and contingent awards based on the revised financial results.

Executive Officer	2007 Base Salary	Approved Payment (1)	Contingent Award (2)
Patrick M. Ryan Chief Executive Officer of the Company and the Bank	$460,000	$27,600	$18,400
F. Kevin Tylus, President and Chief Operating Officer of the Company and the Bank	$330,750	$46,856	$8,269
Jay G. Destribats Chairman of the Board of the Company and the Bank	$270,000	$4,536	$3,024
Stephen F. Carman Vice President and Treasurer of the Company and Executive Vice President and Chief Financial Officer of the Bank	$208,060	$22,725	$7,575

Executive Officer	2007 Base Salary	Approved Payment (1)	Contingent Award (2)
Timothy J. Losch Executive Vice President and Chief Market Development and Community Relations Officer of the Bank	$178,000	$12,549	$4,183

(1)	Each named executive officer’s approved payment will be made in cash during the first quarter of 2007.

(2)
The amount of each named executive officer’s contingent award has been fixed based on performance during 2006 but payment of such award remains subject to an additional performance target to be achieved by December 31, 2007. In the event such additional performance target is not achieved by December 31, 2007, the named executive officers will not receive any portion of their respective contingent awards.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YARDVILLE NATIONAL BANCORP
Date: March 30, 2007	By:	Stephen F. Carman Stephen F. Carman Vice President and Treasurer